o NYT P-4
                       SUPPLEMENT DATED SEPTEMBER 1, 2000
                              TO THE PROSPECTUS OF
           FRANKLIN NEW YORK TAX-FREE TRUST (FRANKLIN NEW YORK INSURED
                              TAX-FREE INCOME FUND,
            FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
                  AND FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND)
                                DATED MAY 1, 2000


The prospectus is amended as follows:

I. The section "Account Application" on page 38 is replaced with the following:
 ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 40). For example, if you would like to link one of your bank accounts to your fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

II. The following is added to the section "Buying shares" on page 39:

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[Insert graphic of          If you have another      Before requesting a
phone] BY PHONE             Franklin Templeton       telephone purchase,
                            fund account with        please make sure we
(Up to $100,000 per day)    your bank account        have your bank
                            information on file,     account information
1-800/632-2301              you may open a new       on file. If we do
                            account by phone.        not have this
                                                     information, you
                            To make a same day       will need to send
                            investment, please       written
                            call us by 1:00 p.m.     instructions with
                            Pacific time or the      your bank's name
                            close of the New York    and address, a
                            Stock Exchange,          voided check or
                            whichever is earlier.    savings account
                                                     deposit slip, and a
                                                     signature guarantee if the
                                                     bank and fund accounts do
                                                     not have at least one
                                                     common owner.

                                                     To make a same day
                                                     investment, please call us
                                                     by 1:00 p.m. Pacific time
                                                     or the close of the New
                                                     York Stock Exchange,
                                                     whichever is earlier.
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III. The section "Telephone Privileges" on page 41 is replaced with the following:
 TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone. For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.
 As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

IV. The last paragraph of the "Exchange Privilege" section on page 41 is replaced with the following:
 Because excessive trading can hurt fund performance, operations and shareholders, each fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the fund or its manager believes the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund (please see "Market Timers" on page 47).

V. In the Selling Shares table on page 45 the section "By Electronic Funds Transfer (ACH)" is replaced with the following:

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[Insert graphic of      You can call or write to have redemption proceeds
three lightning         sent to a bank account. See the policies above
bolts] BY ELECTRONIC    for selling shares by mail or phone.
FUNDS TRANSFER (ACH)
                        Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and fund accounts do not have at least one common owner.

                        If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
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VI. The section "Market Timers" on page 47 is replaced with the following:
 MARKET TIMERS Each fund does not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

VII. The first category in the section "Additional Policies" on page 47 is revised to read:

 o The funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

           Please keep this supplement for future reference.